LAKE SHORE FAMILY OF FUNDS
                          PROSPECTUS DATED MAY 1, 1999
                       SUPPLEMENT DATED SEPTEMBER 20, 1999

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The  Prospectus and Statement of Additional  Information,  dated May 1, 1999, of
Lake Shore Family of Funds is hereby amended to reflect the following new information:

1. On May 19, 1999, the Board of Trustees unanimously approved the termination of the public offering of shares and approved a mandatory redemption program for the remaining shareholders of the Lake Shore Balanced Fund(the "Balanced Fund"). On August 17, 1999, the last shareholder was redeemed out of the Balanced Fund. Following the redemption of the last shareholder, the Balanced Fund will engage in no business activities other than those necessary to wind up its affairs. Therefore, any references in the Prospectus and Statement of Additional to the Balanced Fund are no longer applicable.


2. ANNUAL FUND OPERATING EXPENSES: The table on page 4 of the Prospectus is amended as follows:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                              Equity Fund
                                                              -----------
Management Fees                                                   1.00%
Distribution (12b-1) Fees                                          .25%
Estimated Other Expenses(1)                                        .73%
                                                                  -----
Total Annual Fund Operating Expenses(2)                           2.98%
                                                                  =====

(1)  Other expenses are based on estimated amounts for the current fiscal year.

(2) The Adviser currently intends to voluntarily waive management fees and reimburse other expenses to the extent necessary to limit the total annual operating expenses of the Fund to 2.98% of its average daily net assets.


3. EXAMPLE: The Example on page 5 of the Prospectus is amended as follows to reflect the updated costs associated with investing in the Equity Fund.


                                           Equity Fund
                                           -----------
                  1  Year                    $  786
                  3  Years                     1375